LONG-TERM DEBT	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
LONG-TERM DEBT	LONG-TERM DEBT
Long-term debt consists of the following as of December 31:

(in thousands)	2021	2020

Senior secured term loans	$247,204	$247,204
Less: Debt issuance costs, net	(1,632)	(2,389)
Less: Unamortized discount, net	(1,494)	(2,159)
Total Senior secured term loans	244,078	242,656

Credit Facility	—	—
Less: Debt issuance costs, net	(441)	—
Total Credit facility	(441)	—

Total Long-term debt	$243,637	$242,656
Credit Agreement
Altisource Portfolio Solutions S.A. and its wholly-owned subsidiary, Altisource S.à r.l. entered into a credit agreement (the “Credit Agreement”) in April 2018 with Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, and certain lenders. Under the Credit Agreement, Altisource borrowed $412.0 million in the form of Term B Loans and obtained a $15.0 million revolving credit facility. The Term B Loans mature in April 2024. Altisource terminated the revolving credit facility on December 1, 2021. Altisource Portfolio Solutions S.A. and certain subsidiaries are guarantors of the Term B Loans (collectively, the “Guarantors”).
There are no mandatory repayments of the Term B Loans except as set forth below until the April 2024 maturity when the balance is due. During 2020, the Company sold 3.5 million RESI shares for net proceeds of $46.6 million, and used the net proceeds to repay a portion of the senior secured term loan (see Note 5). This repayment was applied to contractual amortization payments in the direct order of maturity. All amounts outstanding under the Term B Loans will become due on the earlier of (i) April 3, 2024, and (ii) the date on which the loans are declared to be due and owing by the administrative agent at the request (or with the consent) of the Required Lenders (as defined in the Credit Agreement; other capitalized terms, unless defined herein, are defined in the Credit Agreement) or as otherwise provided in the Credit Agreement upon the occurrence of any event of default.
In addition to the scheduled principal payments, subject to certain exceptions, the Term B Loans are subject to mandatory prepayment upon issuances of debt, certain casualty and condemnation events and sales of assets, as well as from a percentage of Consolidated Excess Cash Flow if our leverage ratio as of each year-end computation date is greater than 3.00 to 1.00, as calculated in accordance with the provisions of the Credit Agreement (the percentage increases if our leverage ratio exceeds 3.50 to 1.00).
Altisource may incur incremental indebtedness under the Credit Agreement from one or more incremental lenders, which may include existing lenders, in an aggregate incremental principal amount not to exceed $125.0 million, subject to certain conditions set forth in the Credit Agreement, including a sublimit of $80.0 million with respect to incremental revolving credit commitments and, after giving effect to the incremental borrowing, the Company’s leverage ratio does not exceed 3.00 to 1.00. The lenders have no obligation to provide any incremental indebtedness.
The Term B Loans bear interest at rates based upon, at our option, the Adjusted Eurodollar Rate or the Base Rate. Adjusted Eurodollar Rate term loans bear interest at a rate per annum equal to the sum of (i) the greater of (x) the Adjusted Eurodollar Rate for a three month interest period and (y) 1.00% plus (ii) 4.00%. Base Rate term loans bear interest at a rate per annum equal to the sum of (i) the greater of (x) the Base Rate and (y) 2.00% plus (ii) 3.00%. The interest rate as of December 31, 2021 was 5.00%.
The payment of all amounts owing by Altisource under the Credit Agreement is guaranteed by the Guarantors and is secured by a pledge of all equity interests of certain subsidiaries of Altisource, as well as a lien on substantially all of the assets of Altisource S.à r.l. and the Guarantors, subject to certain exceptions.
The Credit Agreement includes covenants that restrict or limit, among other things, our ability, subject to certain exceptions and baskets, to incur indebtedness; incur liens on our assets; sell, transfer or dispose of assets; make Restricted Junior Payments including share repurchases, dividends and repayment of junior indebtedness; make investments; dispose of equity interests of any Material Subsidiaries; engage in a line of business substantially different than existing businesses and businesses reasonably related, complimentary or ancillary thereto; amend material debt agreements or other material contracts; engage in certain transactions with affiliates; enter into sale/leaseback transactions; grant negative pledges or agree to such other restrictions relating to subsidiary dividends and distributions; make changes to our fiscal year; and engage in mergers and consolidations.
The Credit Agreement contains certain events of default including (i) failure to pay principal when due or interest or any other amount owing on any other obligation under the Credit Agreement within five days of becoming due, (ii) material incorrectness of representations and warranties when made, (iii) breach of certain other covenants, subject to cure periods described in the Credit Agreement, (iv) failure to pay principal or interest on any other debt that equals or exceeds $40.0 million when due, (v) default on any other debt that equals or exceeds $40.0 million that causes, or gives the holder or holders of such debt the ability to cause, an acceleration of such debt, (vi) occurrence of a Change of Control, (vii) bankruptcy and insolvency events, (viii) entry by a court of one or more judgments against us in an amount in excess of $40.0 million that remain unbonded, undischarged or unstayed for a certain number of days after the entry thereof, (ix) the occurrence of certain ERISA events and (x) the failure of certain Loan Documents to be in full force and effect. If any event of default occurs and is not cured within applicable grace periods set forth in the Credit Agreement or waived, all loans and other obligations could become due and immediately payable and the facility could be terminated.
As of December 31, 2021, debt issuance costs were $1.6 million, net of $2.9 million of accumulated amortization. As of December 31, 2020, debt issuance costs were $2.4 million, net of $2.2 million of accumulated amortization.
Interest expense on the senior secured term loans, including amortization of debt issuance costs and the net debt discount, totaled $13.9 million and $17.7 million for the years ended December 31, 2021 and 2020, respectively.
Maturities of our long-term debt are as follows:

(in thousands)	Maturities

2022	$—
2023	—
2024	247,204

$247,204
Credit Facility
On June 22, 2021 Altisource S.à r.l, a subsidiary of Altisource Portfolio Solutions S.A., entered into a revolving credit facility with a related party, STS Master Fund, Ltd. (“STS”) (the “Credit Facility”). STS is an investment fund managed by Deer Park Road Management Company, LP. Deer Park Road Management Company, LP owns approximately 24% of Altisource’s common stock as of December 31, 2021 and its Chief Investment Officer and managing partner is a member of Altisource’s Board of Directors. Under the terms of the Credit Facility, STS will make loans to Altisource from time to time, in amounts requested by Altisource and Altisource may voluntarily prepay all or any portion of the outstanding loans at any time. The Credit Facility provides Altisource the ability to borrow a maximum amount of $20.0 million through June 22, 2022, $15.0 million through June 22, 2023, and $10.0 million until the end of the term. Amounts that are repaid may be re-borrowed in accordance with the limitations set forth below.
Outstanding amounts borrowed pursuant to the Credit Facility will amortize over the three-year term as follows: on June 22, 2022, the difference between the then outstanding balance above $15.0 million and $15.0 million, on June 22, 2023, the difference between the then outstanding balance above $10.0 million and $10.0 million, and on June 22, 2024, the then outstanding balance of the loan will be due and payable by Altisource.
Borrowings under the Credit Facility bear interest at 9.00% per annum and are payable quarterly on the last business day of each March, June, September and December, commencing on September 30, 2021. In connection with the Credit Facility, Altisource is required to pay customary fees, including an upfront fee equal to $0.5 million at the initial extension of credit pursuant to the facility, an unused line fee of 0.5% and, an early termination fee in the event of a refinancing transaction.
Altisource’s obligations under the Credit Facility are secured by a lien on all equity in Altisource’s subsidiary incorporated in India, Altisource Business Solutions Private Limited, pursuant to a pledge agreement entered into by Altisource Asia Holdings Ltd I, a wholly owned subsidiary Altisource.
The Credit Facility contains additional representations, warranties, covenants, terms and conditions customary for transactions of this type, that restrict or limit, among other things, our ability to use the proceeds of credit only for general corporate purposes.
The Credit Facility contains certain events of default including (i) failure to pay principal when due or interest or any other amount owing on any other obligation under the Credit Facility within three business days of becoming due, (ii) failure to perform or observe any material provisions of the Credit Documents to be performed or complied with, (iii) material incorrectness of representations and warranties when made, (iv) default on any other debt that equals or exceeds $40.0 million that causes, or gives the holder or holders of such debt the ability to cause, an acceleration of such debt, (v) entry by a court of one or more judgments against us in an amount in excess of $40.0 million that remain unbonded, undischarged or unstayed for a certain number of days after the entry thereof, (vi) occurrence of a Change of Control, (vii) bankruptcy and insolvency events. If any event of default occurs and is not cured within applicable grace periods set forth in the Credit Facility or waived, all loans and other obligations could become due and immediately payable and the facility could be terminated.
As of December 31, 2021, there was no outstanding debt under the Credit Facility. Debt issuance costs were $0.4 million, net of $0.1 million of accumulated amortization.